Investor Presentation D. A. Davidson & Co. 21st Annual Financial Institutions Conference May 6-8, 2019 Jim Ford President & CEO Dave Kinross EVP CFO

Forward-Looking Statements Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic conditions at the international, national or local level on the Company’s results of operations; (4) the Company’s ability to continue its internal growth at historical rates; (5) the Company’s ability to maintain its net interest margin; (6) the quality of the Company’s earning assets; (7) changes in the regulatory environment; (8) fluctuations in the real estate market; (9) changes in business conditions and inflation; (10) changes in securities markets; and (11) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2018. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. 2

Experienced Management Team Years at Years of Executive Position CVCY Experience James M. Ford President & CEO 4 38 David A. Kinross EVP, Chief Financial Officer 12 28 James J. Kim EVP, Chief Operating Officer 1 18 Gary D. Quisenberry EVP Commercial & Business Banking 18 33 Lydia E. Shaw EVP Community Banking 11 33 Patrick J. Carman EVP, Chief Credit Officer 9 46 Teresa Gilio EVP, Chief Administrative Officer 10 37 3

Overview 21 Branches in 9 Contiguous Counties NASDAQ Symbol CVCY Market Capitalization $267 Million Institutional Ownership 48% Insider Ownership 17% Total Assets $1.56 Billion Headquarters Fresno, CA Number of Branches 21 Year Established 1980 Strategic Footprint Bakersfield to Sacramento As of March 31, 2019 4

Overview of the Region Seven Metropolitan Statistical Areas • Agricultural products from the region totaled $26.9 billion in 2017, more than 48 states. • Regional GDP equaled $245.7 billion in 2017, more than 26 states including Oregon and Nevada. • Regional Population equaled 5.6 million in 2018, more than 28 states. • All 10 counties in the region have population growth exceeding California and U.S. growth. • Includes Capitol of 5th largest economy in the world • Encompasses a large part of Northern California Megaregion 5

Region Comparative Data Fresno MSA Stockton Sacramento California USA MSA MSA Job Growth (1 year, Dec 2017-18) 2.5% 2.6% 1.6% 1.7% 1.8% (5 years, Dec 2013-18) 17.2% 18.2% 13.5% 12.6% 9.4% Population Growth (1 year, 2017-2018) 1.1% 1.3% 1.4% 0.5% 0.6% (5 years, 2013-2018) 5.3% 7.4% 5.4% 3.6% 3.5% Median Household Income (2017) $51,800 $61,164 $67,902 $71,805 $60,336 Median Home Value (Dec 2018) $248,200 $362,000 $406,900 $547,400 $223,900 Home Price Growth (1 year, Dec 2017-18) 6.4% 6.9% 4.8% 4.7% 7.6% (5 years, Dec 2013-18) 45.3% 61.1% 41.3% 40.2% 36.9% 6

Financial Highlights 2019 Q1 2018 2017 Total Assets $1.56 Billion $1.54 Billion $1.66 Billion Net Income $5.22 Million $21.29 Million $14.03 Million Diluted EPS $0.38 $1.54 $1.10 Net Interest Margin 4.63% 4.44% 4.40% ROAA 1.35% 1.35% 0.94% ROAE 9.42% 10.07% 7.69% Cash Dividends per share $0.10 $0.31 $0.24 Total Cost of Funds 0.12% 0.09% 0.08% NPAs to Total Assets 0.10% 0.18% 0.18% Leverage Capital Ratio 11.69% 11.48% 9.71% Common Equity Tier 1 Ratio 15.13% 15.13% 12.90% Tier 1 Risk Based Capital Ratio 15.58% 15.59% 13.28% Total Risk Based Capital Ratio 16.41% 16.44% 14.07% 7

Attractive Investment Opportunity CVCY Stock Price 25 20 15 Price 10 5 0 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 1/1/2018 1/1/2019 As of April 25, 2019 Source: NASDAQ Monthly Closing Price Data 8

Growing Franchise Average Total Assets 1,800,000 1,600,000 1,400,000 1,200,000 1,000,000 Thousands 800,000 1,577,410 1,491,696 1,540,721 1,321,007 1,222,526 600,000 1,157,483 400,000 200,000 0 2014 2015 2016 2017 2018 2019 Q1 Note: Acquisitions of Visalia Community Bank occurred on July 1, 2013, Sierra Vista Bank occurred on October 1, 2016, and Folsom Lake Bank occurred on October 1, 2017 9

Strong Net Income and NIM 25,000 4.70 4.63 4.60 20,000 4.44 4.50 4.40 4.40 4.40 15,000 4.30 4.20 4.11 Percent Thousands 21,289 10,000 4.06 4.10 4.01 17,561 15,182 4.00 14,026 10,964 5,000 3.90 5,294 5,216 3.80 0 3.70 2014 2015 2016 2017 2017* 2018 2019 Q1 Net Income Net Interest Margin * Excluding DTA revaluation 10

Solid Earnings ROAA / ROAE 1.60 12.00 10.07 1.40 9.84 9.62 9.42 10.00 1.20 8.12 7.69 8.00 1.00 0.80 6.00 1.35 1.35 Percent ROAE Percent ROAA 4.06 0.60 1.15 1.18 4.00 0.90 0.94 0.40 2.00 0.20 0.46 - - 2014 2015 2016 2017 2017* 2018 2019 Q1 ROAA ROAE * Excluding DTA revaluation 11

Steady Deposit Growth and Lowest Cost of Funds Average Total Deposits 1,600,000 0.14 0.12 1,400,000 0.12 0.11 1,200,000 0.09 0.10 0.09 0.09 1,000,000 0.08 0.08 800,000 Percent Thousands 1,284,305 1,333,754 1,290,012 0.06 600,000 1,144,231 1,065,798 1,006,560 0.04 400,000 0.02 200,000 0 0.00 2014 2015 2016 2017 2018 2019 Q1 Avg Deposits Cost of Funds 12

Attractive Deposit Mix Total Deposits = $1.29 Billion TCDs 7% Money Market 21% Non-Interest Bearing 43% Now/Savings 29% As of March 31, 2019 13

Loan Totals and Yield Average Total Loans 1,000,000 5.64 5.70 900,000 5.60 800,000 5.53 5.51 5.50 700,000 5.50 600,000 5.40 500,000 908,419 5.29 5.27 Percent Thousands 790,504 5.30 400,000 903,415 644,282 300,000 578,899 5.20 533,531 200,000 5.10 100,000 0 5.00 2014 2015 2016 2017 2018 2019 Q1 Total Loans Loan Yield 14

Well Diversified Loan Portfolio Consumer & Total Loans = $920 Million Equity Loans and Installment, 4% Lines, 8% Other Real Estate, Commercial & 4% Industrial, 11% Agriculture Production & Land, 9% Owner Occupied Real Estate, 21% Commercial Real Estate, 33% R/E Construction & Land, 11% As of March 31, 2019 Excludes Deferred Loan Fees 15

Agricultural Loan Commitments Pistachios Citrus 0% 1% Cotton Tree Fruit 3% Almonds 10% 17% Cherries Table Grapes 7% 4% Raisins 7% Open Land 17% Tomatoes 11% Row Crops Walnuts 3% Wine Grapes 9% Other 7% 4% As of March 31, 2019 16

Conservative Investment Portfolio Total = $489 Million Equity Mutual Yield = 3.17% Funds Effective Duration 3.31 Years Corporate Debt 2% US Government 1% Agencies Fed Funds Sold 4% 1% Private Label Mortgage and Asset Backed Agency CMO, MBS & 26% Other Securities 45% Municipal Securities 22% As of March 31, 2019 17

On the Horizon Improve Efficiencies Organic Loan & Deposit Growth Invest in Team & Technology Realize Benefits from Branch Optimization Strategy Monitor Agriculture Impacts from Water, Regulation, Tariffs, Labor and Global Pricing 18

Investing in Relationships 19